Property And Equipment, Net (Detail) In Thousands, unless otherwise specified	Dec. 31, 2012 USD ($)	Dec. 31, 2012 CNY	Dec. 31, 2011 CNY	Dec. 31, 2012 Buildings CNY	Dec. 31, 2011 Buildings CNY	Dec. 31, 2012 Leasehold Improvements CNY	Dec. 31, 2011 Leasehold Improvements CNY	Dec. 31, 2012 Furniture, Fixtures and Equipment CNY	Dec. 31, 2011 Furniture, Fixtures and Equipment CNY	Dec. 31, 2012 Motor vehicles CNY	Dec. 31, 2011 Motor vehicles CNY
Cost:
Property Plant And Equipment		3,712,982	2,574,622	11,860	11,860	3,220,481	2,213,221	479,808	348,713	833	828
Less: Accumulated depreciation		(1,013,694)	(663,002)
Property And Equipment Net Excluding Construction In Process, Total		2,699,288	1,911,620
Construction in progress		252,221	184,174
Property and equipment, net	$ 473,750	2,951,509	2,095,794